                                                                                                EX-99.(a)(111)

AMENDMENT NO. 110

TO THE

DECLARATION OF TRUST

OF

GOLDMAN SACHS TRUST

This AMENDMENT NO. 110 to the AGREEMENT AND DECLARATION OF TRUST (the "Declaration") as amended, dated the 28th day of January, 1997 of Goldman Sachs Trust (the "Trust") is made by the Trustees named below as of April 15, 2020:

WHEREAS, the Trustees have established the Trust for the investment and reinvestment of funds contributed thereto; and

WHEREAS, the Trustees divided the beneficial interest in the Trust assets into transferable shares of beneficial interest and divided such shares of beneficial interest into separate Series and Classes; and

WHEREAS, the Trustees desire to rename the Goldman Sachs MLP & Energy Fund the "Goldman Sachs Energy Infrastructure Fund," effective on or about June 26, 2020; and

NOW, THEREFORE, in consideration of the foregoing premises and the agreements contained herein, the undersigned, being all of the Trustees of the Trust and acting in accordance with Article V, Section 1 of the Declaration, hereby amend Article V, Section 1 of the Declaration in its entirety as follows:

The Trust shall consist of one or more Series. Without limiting the authority of the Trustees to establish and designate any further Series, the Trustees hereby establish the following 90 Series: Goldman Sachs Clean Energy Income Fund, Goldman Sachs Hedged Equity Fund, Goldman Sachs Income Fund, Goldman Sachs Municipal Income Completion Fund, Goldman Sachs ESG Emerging Markets Equity Fund, Goldman Sachs Small Cap Growth Fund, Goldman Sachs MLP & Energy Fund (effective on or about June 26, 2020, "Goldman Sachs Energy Infrastructure Fund"), Goldman Sachs Strategic Factor Allocation Fund, Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Global Managed Beta Fund, Goldman Sachs Tactical Tilt Overlay Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Short-Term Conservative Income Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Imprint Emerging Markets Opportunities Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Alternative Premia Fund, Goldman Sachs Blue Chip Fund, Goldman Sachs Flexible Cap Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Tax-Advantaged Global Equity Portfolio, Goldman Sachs Enhanced Dividend Global Equity Portfolio, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs International Equity Income Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Bond Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs

Small/Mid Cap Growth Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund (effective on or about April 30, 2020, "Goldman Sachs Global Core Fixed Income Fund"), Goldman Sachs Government Income Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Income Builder Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Equity Income Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs International Equity ESG Fund, Goldman Sachs China Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Technology Opportunities Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Dynamic Global Equity Fund, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund and Goldman Sachs Financial Square Treasury Instruments Fund (the "Existing Series"). Each additional Series shall be established and is effective upon the adoption of a resolution of a majority of the Trustees or any alternative date specified in such resolution. The Trustees may designate the relative rights and preferences of the Shares of each Series. The Trustees may divide the Shares of any Series into Classes. Without limiting the authority of the Trustees to establish and designate any further Classes, the Trustees hereby establish the following classes of shares with respect to the series set forth below:

Class A Shares: Goldman Sachs Clean Energy Income Fund, Goldman Sachs Hedged Equity Fund, Goldman Sachs Income Fund, Goldman Sachs ESG Emerging Markets Equity Fund, Goldman Sachs Small Cap Growth Fund, Goldman Sachs MLP & Energy Fund (effective on or about June 26, 2020, "Goldman Sachs Energy Infrastructure Fund"), Goldman Sachs Financial Square Government Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Imprint Emerging Markets Opportunities Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Alternative Premia Fund, Goldman Sachs Blue Chip Fund, Goldman Sachs Flexible Cap Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Tax-Advantaged Global Equity Portfolio, Goldman Sachs Enhanced Dividend Global Equity Portfolio, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs International Equity Income Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Bond Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Global Income Fund (effective on or about April 30, 2020, "Goldman Sachs Global Core Fixed Income Fund"), Goldman Sachs Government Income Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Income Builder Fund, Goldman

Sachs U.S. Equity Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs
International Equity Insights Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman
Sachs Equity Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Capital Growth
Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman
Sachs International Equity ESG Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman
Sachs China Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Large Cap
Value Insights Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities
Fund, Goldman Sachs Technology Opportunities Fund, Goldman Sachs Large Cap Value Fund,
Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs Growth Strategy Portfolio,
Goldman Sachs Dynamic Global Equity Fund, Goldman Sachs Balanced Strategy Portfolio,
Goldman Sachs Growth and Income Strategy Portfolio, and Goldman Sachs Short-Term
Conservative Income Fund.
Class C Shares:	Goldman Sachs Clean Energy Income Fund, Goldman Sachs Hedged Equity Fund, Goldman Sachs
Income Fund, Goldman Sachs ESG Emerging Markets Equity Fund, Goldman Sachs Small Cap
Growth Fund, Goldman Sachs MLP & Energy Fund (effective on or about June 26, 2020, "Goldman
Sachs Energy Infrastructure Fund"), Goldman Sachs Financial Square Government Fund, Goldman
Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Investor Money Market Fund,
Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Global Infrastructure Fund,
Goldman Sachs Focused Value Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs
Long Short Credit Strategies Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman
Sachs Short Duration Income Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs
Managed Futures Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs
Imprint Emerging Markets Opportunities Fund, Goldman Sachs Strategic Income Fund, Goldman
Sachs Financial Square Prime Obligations Fund, Goldman Sachs Alternative Premia Fund, Goldman
Sachs Blue Chip Fund, Goldman Sachs Flexible Cap Fund, Goldman Sachs Local Emerging Markets
Debt Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected
Securities Fund, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs
International Small Cap Insights Fund, Goldman Sachs Emerging Markets Equity Insights Fund,
Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Satellite
Strategies Portfolio, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap
Growth Insights Fund, Goldman Sachs International Equity Income Fund, Goldman Sachs Emerging
Markets Debt Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Bond Fund,
Goldman Sachs International Real Estate Securities Fund, Goldman Sachs U.S. Equity Dividend and
Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Global Income Fund
(effective on or about April 30, 2020, "Goldman Sachs Global Core Fixed Income Fund"), Goldman
Sachs Government Income Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs
High Yield Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration
Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal
Fund, Goldman Sachs Income Builder Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman
Sachs Small Cap Equity Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman
Sachs Large Cap Growth Insights Fund, Goldman Sachs Equity Income Fund, Goldman Sachs Mid
Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Small Cap Value Fund,
Goldman Sachs Concentrated Growth Fund, Goldman Sachs International Equity ESG Fund,
Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs China Equity Fund, Goldman
Sachs Real Estate Securities Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs
Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Technology
Opportunities Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs U.S. Tax-Managed
Equity Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Dynamic Global Equity
Fund, Goldman Sachs Balanced Strategy Portfolio, and Goldman Sachs Growth and Income Strategy
Portfolio.
Institutional	Goldman Sachs Clean Energy Income Fund, Goldman Sachs Hedged Equity Fund, Goldman Sachs
Shares:	Income Fund, Goldman Sachs ESG Emerging Markets Equity Fund, Goldman Sachs Small Cap
Growth Fund, Goldman Sachs MLP & Energy Fund (effective on or about June 26, 2020, "Goldman
Sachs Energy Infrastructure Fund"), Goldman Sachs Strategic Factor Allocation Fund, Goldman

Sachs Financial Square Federal Instruments Fund, Goldman Sachs Global Real Estate Securities
Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Focused Value Fund, Goldman
Sachs Investor Money Market Fund, Goldman Sachs Global Managed Beta Fund, Goldman Sachs
Tactical Tilt Overlay Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Short-Term
Conservative Income Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs
MLP Energy Infrastructure Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs
Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs
High Yield Floating Rate Fund, Goldman Sachs Imprint Emerging Markets Opportunities Fund,
Goldman Sachs Strategic Income Fund, Goldman Sachs Alternative Premia Fund, Goldman Sachs
Blue Chip Fund, Goldman Sachs Flexible Cap Fund, Goldman Sachs Local Emerging Markets Debt
Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected Securities
Fund, Goldman Sachs Tax-Advantaged Global Equity Portfolio, Goldman Sachs Enhanced Dividend
Global Equity Portfolio, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs
International Small Cap Insights Fund, Goldman Sachs Emerging Markets Equity Insights Fund,
Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Satellite
Strategies Portfolio, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap
Growth Insights Fund, Goldman Sachs International Equity Income Fund, Goldman Sachs
Commodity Strategy Fund, Goldman Sachs Bond Fund, Goldman Sachs International Real Estate
Securities Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs
Small/Mid Cap Growth Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment
Grade Credit Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Quality
Floating Rate Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short
Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Dynamic
Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield
Municipal Fund, Goldman Sachs Global Income Fund (effective on or about April 30, 2020,
"Goldman Sachs Global Core Fixed Income Fund"), Goldman Sachs High Yield Fund, Goldman
Sachs Enhanced Income Fund, Goldman Sachs Income Builder Fund, Goldman Sachs Small Cap
Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Capital Growth Fund,
Goldman Sachs Cap Large Growth Insights Fund, Goldman Sachs U.S. Equity Insights Fund,
Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs International Equity Insights Fund,
Goldman Sachs Equity Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs
International Equity ESG Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs
China Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Large Cap Value
Insights Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Strategic Growth Fund,
Goldman Sachs Technology Opportunities Fund, Goldman Sachs Large Cap Value Fund, Goldman
Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs Financial Square Prime Obligations Fund,
Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury
Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Investor
Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund,
Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Growth Strategy
Portfolio, Goldman Sachs Dynamic Global Equity Fund, Goldman Sachs Balanced Strategy
Portfolio, and Goldman Sachs Growth and Income Strategy Portfolio.
Service Shares:	Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market
Fund, Goldman Sachs Bond Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs
High Quality Floating Rate Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs
Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Dynamic
Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield
Municipal Fund, Goldman Sachs Global Income Fund (effective on or about April 30, 2020,
"Goldman Sachs Global Core Fixed Income Fund"), Goldman Sachs High Yield Fund, Goldman
Sachs Small Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs U.S. Equity
Insights Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Small Cap Equity
Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Equity Income
Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs International Equity ESG Fund,
Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs China Equity Fund, Goldman
Sachs Real Estate Securities Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs

Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Technology
Opportunities Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs U.S. Tax-Managed
Equity Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial
Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman
Sachs Financial Square Money Market Fund, Goldman Sachs Investor Tax-Exempt Money Market
Fund, Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square
Treasury Instruments Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Dynamic
Global Equity Fund, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and
Income Strategy Portfolio, and Goldman Sachs Satellite Strategies Portfolio.
Administration	Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market
Shares:	Fund, Goldman Sachs Short-Term Conservative Income Fund, Goldman Sachs Financial Square
Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs
Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Money Market Fund,
Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square
Treasury Solutions Fund, Goldman Sachs Financial Square Treasury Instruments Fund, and
Goldman Sachs Enhanced Income Fund.
Preferred	Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market
Administration	Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square
Shares:	Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs
Financial Square Money Market Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund,
Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square
Treasury Instruments Fund, and Goldman Sachs Short-Term Conservative Income Fund.
Cash	Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money
Management	Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial
Shares:	Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman
Sachs Financial Square Government Fund, Goldman Sachs Investor Tax-Exempt Money Market
Fund, Goldman Sachs Financial Square Treasury Instruments Fund and Goldman Sachs Financial
Square Treasury Obligations Fund.
Select Shares:	Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market
Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square
Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs
Financial Square Money Market Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund,
Goldman Sachs Financial Square Treasury Solutions Fund, and Goldman Sachs Financial Square
Treasury Instruments Fund.
Capital Shares:	Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market
Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square
Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs
Financial Square Money Market Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund,
Goldman Sachs Financial Square Treasury Solutions Fund, and Goldman Sachs Financial Square
Treasury Instruments Fund.
Separate	Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, and
Account	Goldman Sachs Municipal Income Completion Fund.
Institutional
Shares:
Class R Shares:	Goldman Sachs Clean Energy Income Fund, Goldman Sachs Hedged Equity Fund, Goldman Sachs
Income Fund, Goldman Sachs ESG Emerging Markets Equity Fund, Goldman Sachs Small Cap
Growth Fund, Goldman Sachs MLP & Energy Fund (effective on or about June 26, 2020, "Goldman
Sachs Energy Infrastructure Fund"), Goldman Sachs Global Real Estate Securities Fund, Goldman
Sachs Global Infrastructure Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Emerging

Markets Equity Insights Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Flexible Cap Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Equity Income Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs International Equity Income Fund, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Dynamic Global Equity Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Government Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Bond Fund, Goldman Sachs High Yield Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Alternative Premia Fund, and Goldman Sachs Blue Chip Fund.

Investor Shares: Goldman Sachs Clean Energy Income Fund, Goldman Sachs Hedged Equity Fund, Goldman Sachs Income Fund, Goldman Sachs Short-Term Conservative Income Fund, Goldman Sachs ESG Emerging Markets Equity Fund, Goldman Sachs Small Cap Growth Fund, Goldman Sachs MLP & Energy Fund (effective on or about June 26, 2020, "Goldman Sachs Energy Infrastructure Fund"), Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Focused Value Fund, Goldman Sachs China Equity Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Imprint Emerging Markets Opportunities Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Flexible Cap Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Equity Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs International Equity Income Fund, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategies Portfolio, Goldman Sachs Dynamic Global Equity Fund, Goldman Sachs Income Strategy Portfolio, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Government Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Bond Fund, Goldman Sachs High Yield Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Alternative Premia Fund, Goldman Sachs Blue Chip Fund, Goldman Sachs International Equity ESG Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Technology Opportunities Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Income Builder Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High

Yield Municipal Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade
Credit Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Local Emerging
Markets Debt Fund, and Goldman Sachs Global Income Fund (effective on or about April 30, 2020,
"Goldman Sachs Global Core Fixed Income Fund").
Premier Shares:	Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market
Fund, Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square
Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs
Financial Square Government Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund,
Goldman Sachs Financial Square Treasury Instruments Fund, and Goldman Sachs Financial
Square Treasury Obligations Fund.
Resource	Goldman Sachs Investor Money Market Fund, Goldman Sachs Financial Square Treasury Solutions
Shares:	Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square
Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs
Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Instruments
Fund, and Goldman Sachs Financial Square Treasury Obligations Fund.
Class R6 Shares:	Goldman Sachs Clean Energy Income Fund, Goldman Sachs Hedged Equity Fund, Goldman Sachs
Income Fund, Goldman Sachs ESG Emerging Markets Equity Fund, Goldman Sachs Small Cap
Growth Fund, Goldman Sachs China Equity Fund, Goldman Sachs Dynamic Municipal Income
Fund, Goldman Sachs Enhanced Dividend Global Equity Portfolio, Goldman Sachs High Yield
Floating Rate Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs International
Equity Dividend and Premium Fund, Goldman Sachs International Tax-Managed Equity Fund,
Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Long Short Credit Strategies
Fund, Goldman Sachs Global Managed Beta Fund, Goldman Sachs Managed Futures Strategy Fund,
Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Imprint Emerging Markets
Opportunities Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Short Duration
Tax-Free Fund, Goldman Sachs Strategic Factor Allocation Fund, Goldman Sachs Tactical Tilt
Overlay Fund, Goldman Sachs Tax-Advantaged Global Equity Fund, Goldman Sachs Technology
Opportunities Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs U.S.
Tax-Managed Equity Fund, Goldman Sachs MLP & Energy Fund (effective on or about June 26,
2020, "Goldman Sachs Energy Infrastructure Fund"), Goldman Sachs Global Real Estate Securities
Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Focused Value Fund, Goldman
Sachs Absolute Return Tracker Fund, Goldman Sachs International Real Estate Securities Fund,
Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Bond Fund, Goldman Sachs
International Small Cap Insights Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs
Investment Grade Credit Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Investor
Money Market Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Large Cap
Growth Insights Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Large Cap Value
Fund, Goldman Sachs Alternative Premia Fund, Goldman Sachs Large Cap Value Insights Fund,
Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Short-Term Conservative Income
Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Mid Cap Value Fund,
Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs Enhanced Income Fund,
Goldman Sachs Real Estate Securities Fund, Goldman Sachs Dynamic Global Equity Fund,
Goldman Sachs Financial Square Government Fund, Goldman Sachs Satellite Strategies Portfolio,
Goldman Sachs Flexible Cap Fund, Goldman Sachs Short Duration Government Fund, Goldman
Sachs Short Duration Income Fund, Goldman Sachs International Equity ESG Fund, Goldman Sachs
Small Cap Equity Insights Fund, Goldman Sachs Global Income Fund (effective on or about April
30, 2020, "Goldman Sachs Global Core Fixed Income Fund"), Goldman Sachs Small Cap Growth
Insights Fund, Goldman Sachs Government Income Fund, Goldman Sachs Small Cap Value Fund,
Goldman Sachs Growth & Income Strategy Portfolio, Goldman Sachs Small Cap Value Insights
Fund, Goldman Sachs Equity Income Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman
Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs
Growth Strategy Portfolio, Goldman Sachs Strategic Growth Fund, Goldman Sachs High Quality
Floating Rate Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs High Yield Fund,

Goldman Sachs International Equity Income Fund, Goldman Sachs Income Builder Fund, Goldman
Sachs Blue Chip Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs U.S.
Equity Insights Fund, Goldman Sachs International Equity Insights Fund, and Goldman Sachs U.S.
Mortgages Fund.
Class P Shares:	Goldman Sachs Clean Energy Income Fund, Goldman Sachs Hedged Equity Fund, Goldman Sachs
Income Fund, Goldman Sachs ESG Emerging Markets Equity Fund, Goldman Sachs Absolute
Return Tracker Fund, Goldman Sachs Alternative Premia Fund, Goldman Sachs China Equity Fund,
Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Blue Chip Fund, Goldman Sachs Bond
Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Commodity Strategy Fund, Goldman
Sachs Concentrated Growth Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs
Dynamic Municipal Income Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs
Emerging Markets Equity Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman
Sachs Enhanced Dividend Global Equity Portfolio, Goldman Sachs Enhanced Income Fund,
Goldman Sachs Dynamic Global Equity Fund, Goldman Sachs Equity Income Fund, Goldman Sachs
Financial Square Government Fund, Goldman Sachs Flexible Cap Fund, Goldman Sachs
International Equity ESG Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Global
Income Fund (effective on or about April 30, 2020, "Goldman Sachs Global Core Fixed Income
Fund"), Goldman Sachs Global Infrastructure Fund, Goldman Sachs Global Real Estate Securities
Fund, Goldman Sachs Government Income Fund, Goldman Sachs Growth and Income Strategy
Portfolio, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Growth Strategy Portfolio,
Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs High Yield Fund, Goldman Sachs
High Yield Floating Rate Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Income
Builder Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs International
Equity Dividend and Premium Fund, Goldman Sachs International Equity Insights Fund, Goldman
Sachs International Real Estate Securities Fund, Goldman Sachs International Small Cap Insights
Fund, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs Investment Grade
Credit Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Large Cap Value
Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Local Emerging Markets
Debt Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs Managed Futures
Strategy Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs MLP & Energy Fund
(effective on or about June 26, 2020, "Goldman Sachs Energy Infrastructure Fund"), Goldman Sachs
MLP Energy Infrastructure Fund, Goldman Sachs Imprint Emerging Markets Opportunities Fund,
Goldman Sachs Real Estate Securities Fund, Goldman Sachs Rising Dividend Growth Fund,
Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Short Duration Government Fund,
Goldman Sachs Short Duration Income Fund, Goldman Sachs Short Duration Tax-Free Fund,
Goldman Sachs Short-Term Conservative Income Fund, Goldman Sachs Small Cap Equity Insights
Fund, Goldman Sachs Small Cap Growth Fund, Goldman Sachs Small Cap Growth Insights Fund,
Goldman Sachs Small Cap Value Fund, Goldman Sachs Small Cap Value Insights Fund, Goldman
Sachs Small/Mid Cap Growth Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs
Strategic Factor Allocation Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Strategic
Income Fund, Goldman Sachs International Equity Income Fund, Goldman Sachs Tactical Tilt
Overlay Fund, Goldman Sachs Tax-Advantaged Global Equity Portfolio, Goldman Sachs
Technology Opportunities Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund,
Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs U.S. Mortgages Fund and Goldman
Sachs U.S. Tax-Managed Equity Fund.
Drexel Hamilton	Goldman Sachs Financial Square Government Fund and Goldman Sachs Financial Square Prime
Class Shares:	Obligations Fund.

/s/ Dwight L. Bush

Dwight L. Bush

as Trustee and not individually

/s/ Diana M. Daniels

Diana M. Daniels

as Trustee and not individually

/s/ James A. McNamara

James A. McNamara

as Trustee and not individually

/s/ Roy W. Templin

Roy W. Templin

as Trustee and not individually

/s/ Kathryn A. Cassidy

Kathryn A. Cassidy

as Trustee and not individually

/s/ Joaquin Delgado

Joaquin Delgado

as Trustee and not individually

/s/ Jessica Palmer

Jessica Palmer

as Trustee and not individually

/s/ Gregory G. Weaver

Gregory G. Weaver

as Trustee and not individually